Exhibit 10.50

ADDENDUM TO ADMINISTRATIVE SERVICES AGREEMENT

This Addendum (the “Addendum”) is entered into effective as of January 1, 2011, by and between NORTH CAROLINA RADIATION THERAPY MANAGEMENT SERVICES, LLC., a North Carolina limited liability company (“MANAGEMENT SERVICES”) and RADIATION THERAPY ASSOCIATES OF WESTERN NORTH CAROLINA, P.A., a North Carolina professional corporation (the “PA”). This Addendum amends Section 3.1 of the Administrative Services Agreement dated January 1, 2002 between the parties (the “Agreement”) to adjust the monthly Service Fee payable at the rate of $650.00 per external beam treatment billed as paid in 2010 to a monthly Service Fee payable at the rate of $635.00 per external beam treatment billed (currently CPT codes 77372, 77373, 77401 — 77416, 77418 and 77781-77784) and replaces the Addendum of that same Section dated July 1, 2010. The parties acknowledge that Management Services neither provides direct marketing services currently under the Agreement nor does this Amendment provide for Management Services to provide direct marketing services.

From and after the date hereof, Section 3.1 shall read as follows:

3.1. Service Fee.   For the services to be provided hereunder by MANAGEMENT SERVICES, the PC shall pay to MANAGEMENT SERVICES a monthly Service Fee at the rate of $635.00 per external beam treatment billed (currently CPT codes 77372, 77373, 77401 — 77416, 77418 and 77781-77784). The parties agree that the Service Fee represents the fair market value of the services provided by MANAGEMENT SERVICES hereunder and that the parties shall meet annually to reevaluate the value of services provided by MANAGEMENT SERVICES and shall establish the fair market value thereof for purposes of this Section 3.1.

Accepted:	NORTH CAROLINA RADIATION THERAPY
MANAGEMENT SERVICES, INC.

	By:	/s/ Kerrin E. Gillespie
Kerrin E. Gillespie
Vice President

Accepted:	RADIATION THERAPY ASSOCIATES OF
WESTERN NORTH CAROLINA, P.A.

	By:	/s/ Daniel E. Dosoretz, M.D.
Daniel E. Dosoretz, M.D.
Vice President